SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report December 4, 1998
                         -------------------------------
                        (Date of Earliest Event Reported)


EQUITY ONE ABS, INC., (as depositor under the Pooling and Servicing
Agreement, dated as of November 30, 1998, which forms a trust fund, which will issue the Mortgage Pass-Through Certificates, Series 1998-1)




                              EQUITY ONE ABS, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-24599                   52-2029487
        --------                  ---------                   ----------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)



     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160



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Item 5. Other Events.
        ------------

     Filing of Certain Materials.
     ----------------------------

     Pursuant to Rule 424(b)(4) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Equity One ABS, Inc. is filing a prospectus and prospectus supplement (the "Prospectus Supplement") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 1998-1.

     Incorporation of Certain Documents by Reference.
     ------------------------------------------------

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and 1996, and for the three years ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 31, 1998; Commission File Number 1-10777) are hereby incorporated by reference into this Form 8-K and have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the incorporation by reference of their report on such financial statements in this Form 8-K and to being named as "experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1.

     The unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1998 and for the periods ended September 30, 1998 and September 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1998 (which was filed with the Commission on November 13, 1998) are hereby incorporated by reference into this Form 8-K.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         23.1 Consent of KPMG Peat Marwick LLP


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EQUITY ONE ABS, INC.



                                          By:  /s/ Dennis Kildea
                                              ---------------------------
                                              Dennis Kildea, Vice President


Dated:   December 8, 1998


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


                                  Exhibit Index
                                  -------------

Exhibit       Document
-------       --------

23.1          Consent of KPMG Peat Marwick LLP



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